TAXATION - Reconciliation of tax rate and Deferred tax assets (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Reconciliation between the statutory EIT rate and the effective tax rate
Statutory EIT rate	25.00%	25.00%	25.00%
Effect of tax holidays	(12.30%)
Tax effect of non-deductible expense	(0.10%)	(24.20%)	(0.70%)
Changes in valuation allowance	35.60%	(125.40%)	(2.00%)
Effective tax rate for China operations	48.20%	(124.60%)	22.30%
Effect of tax holiday
Tax holiday effect	¥ 59,877
Basic net income per share effect	¥ 0.53
Diluted net income per share effect	¥ 0.43
Deferred tax assets
Provision for credit losses	¥ 241,901	¥ 70,237
Net operating loss carryforwards	7,040	22,623
Accrued expenses and others	36,408	26,071
Less: valuation allowance	(246,508)	(76,526)	¥ (17,864)	¥ (10,048)
Net deferred tax assets	¥ 38,841	¥ 42,405